Exhibit 99.1

Rithm Capital Corp. to Acquire Sculptor Capital Management

Together, Rithm and Sculptor form a strong partnership offering global investors best in class investment capabilities across multiple asset classes.

Rithm Capital to host a conference call today at 8:00 AM ET.

NEW YORK - (BUSINESS WIRE) — Rithm Capital Corp. (NYSE: RITM; “Rithm”), an asset manager focused on the real estate and financial services industries, and Sculptor Capital Management Inc. (NYSE: SCU; “Sculptor”), a global alternative asset manager with $34 billion in assets under management (“AUM”)(1), today announced entry into a definitive agreement under which Rithm will acquire Sculptor in a transaction valued at approximately $639 million(2), which includes $11.15 per Class A share of Sculptor.

“This transaction is transformational for Rithm,” said Michael Nierenberg, Chairman, Chief Executive Officer and President of Rithm Capital. “Sculptor’s $34 billion of AUM coupled with Rithm’s $7bn of permanent equity capital and $30+ billion balance sheet creates a world-class asset management business. We are very excited to bring together two organizations with strong track records, excellent management teams, and seasoned investment professionals. Sculptor has a tremendous global investment platform and we believe the combination of both our businesses will continue to deliver great long-term value for shareholders and fund investors alike.”

Sculptor’s investment and leadership teams will continue in their roles and certain members of Sculptor leadership have agreed to vote shares held by them, representing an aggregate of approximately 26% of the outstanding Sculptor voting shares, in favor of the transaction. Upon completion of the transaction, Sculptor will operate as a subsidiary of Rithm and will continue to be led by Jimmy Levin, as CIO and Executive Managing Partner, reporting to Michael Nierenberg, Chief Executive Officer, President, and Chairman of Rithm. Sculptor will continue to operate as is - with an intense focus on delivering risk adjusted returns on the capital with which it has been entrusted.

Jimmy Levin, Chief Investment Officer and Chief Executive Officer of Sculptor, stated “We are extremely pleased about the opportunity to combine with Rithm to capitalize on the growing opportunity set we see in our business. We are excited to leverage this combination to continue to execute on our mission of providing our fund investors with attractive investment returns. We have long sought a partner with the stable capital structure, culture and vision to help unlock the potential for our platform to deliver more and greater value to our fund investors.”

Marcy Engel, Chairperson of Sculptor’s Board of Directors, stated “We are thrilled to deliver a great outcome for Sculptor shareholders and an opportunity for Sculptor to continue to build on its exceptional platform. We look forward to watching the combined company grow its already strong position as a leader in the alternative asset management space.”

Strategic Rationale

•	Significantly expands Rithm’s capabilities in the alternative asset management sector:

•	$34 billion of AUM(1) diversified across the real estate, credit and multi-strategy investing spectrum

•	Creates instant scale and broadens Rithm’s product offerings and investment management capabilities

•	Combination of complementary platforms creates a compelling partner for investors:

•	Rithm and Sculptor benefit from complementary capabilities, significantly enhancing the transaction potential and benefit to shareholders, fund investors and employees

•	Adds a long-tenured management and investment team to the Rithm platform with a strong track record

•	Potential to unlock significant opportunities to grow Sculptor:

•	Provides capital to accelerate growth across sectors

•	Ability to augment existing Sculptor business by seeding new funds and strategies and leveraging existing infrastructure to launch complementary funds

•	Attractive transaction for Rithm and Sculptor shareholders:

•	Represents a premium of 18% over the closing price of Sculptor’s Class A shares on July 21, 2023 and a premium of 31% over the unaffected November 17, 2022 closing Class A share price of $8.50(3).

•	Expected to be neutral to Rithm’s 2024 earnings and accretive in 2025

(1)	As of July 1, 2023.

(2)	Total transaction value includes upfront equity purchase price, assumption of certain unvested securities and repayment of Sculptor term loan and warrants.

(3)

November 17, 2022 is the day prior to Sculptor’s announcement of the formation of a special committee of independent directors of the Sculptor Board of Directors (the “Special Committee”) to explore potential transactions.

Key Transaction Details

Rithm will acquire Sculptor in a transaction valued at approximately $639 million(2). Sculptor Class A shareholders will receive cash consideration equal to $11.15 per share, with Sculptor operating partnership unitholders receiving the applicable amount of cash consideration in accordance with the Sculptor partnership agreements based on such $11.15 per share price. The parties also expect that, subject to the satisfaction of certain conditions, Sculptor operating partnership Class A / Class A-1 unitholders will be given the opportunity, in lieu of receiving cash consideration, to roll their Sculptor partnership units into partnership units of one or more Rithm subsidiaries. The transaction represents a premium of 18% over the closing price of Sculptor’s Class A shares on July 21, 2023 and a premium of 31% over the unaffected November 17, 2022 closing Class A share price of $8.50(3).

The transaction is expected to be funded from Rithm’s cash on hand and available liquidity and is expected to be accretive to Rithm shareholders in 2025.

The Sculptor Board of Directors, acting on the unanimous recommendation of the Special Committee, has unanimously approved the transaction and has recommended that Sculptor shareholders vote to approve it as well. Rithm’s Board of Directors has also unanimously approved the transaction. The transaction is subject to customary closing conditions, including approvals by Sculptor’s shareholders (including the approval by the holders of a majority of the outstanding shares of Class A stock not owned by Class A / A-1 unitholder shareholders or executive managing directors of Sculptor as of July 23, 2023 or the date of Sculptor’s shareholder meeting to approve the transaction), certain regulatory approvals, and the receipt of certain consents. The transaction is expected to close in the fourth quarter of 2023.

Advisors

Citi acted as the exclusive financial advisor to Rithm and Skadden, Arps, Slate, Meagher & Flom LLP and Debevoise & Plimpton LLP served as legal counsel to Rithm. PJT Partners acted as financial advisor and Latham & Watkins LLP acted as legal counsel to Sculptor’s Special Committee. J.P. Morgan Securities LLC acted as financial advisor and Weil, Gotshal & Manges LLP acted as legal counsel to Sculptor.

Investor Presentation

A supplemental investor presentation on the transaction will be available on the Investor Relations | Presentations section of Rithm Capital’s website www.rithmcap.com prior to the conference call.

Conference Call Information

Rithm Capital’s management will host a conference call on July 24, 2023 at 8:00 A.M. Eastern Time. A copy of this press release will be posted to the News section of Rithm Capital’s website, www.rithmcap.com.

All interested parties are welcome to participate on the live call. The conference call may be accessed by dialing 1-833-974-2382 (from within the U.S.) or 1-412-317-5787 (from outside of the U.S.) ten minutes prior to the scheduled start of the call; please reference “Rithm Capital Investor Conference Call.” In addition, participants are encouraged to pre-register for the conference call at https://dpregister.com/sreg/10181375/fa0be896f7.

A simultaneous webcast of the conference call will be available to the public on a listen-only basis in the News | Events section at www.rithmcap.com. Please allow extra time prior to the call to visit the website and download any necessary software required to listen to the internet broadcast.

A telephonic replay of the conference call will also be available two hours following the call’s completion through 11:59 P.M. Eastern Time on July 31, 2023 by dialing 1-877-344-7529 (from within the U.S.) or 1-412-317-0088 (from outside of the U.S.); please reference access code “3587706.”

About Rithm Capital

Rithm Capital is an asset manager focused on the real estate and financial services industries. Rithm Capital’s investments in operating entities include leading origination and servicing platforms held through its wholly-owned subsidiaries, Newrez LLC, Caliber Home Loans Inc., and Genesis Capital LLC, as well as investments in affiliated businesses that provide residential and commercial real estate related services. The Company seeks to provide attractive risk-adjusted returns across interest rate environments. Since inception in 2013, Rithm Capital has delivered approximately $4.7 billion in dividends to shareholders. Rithm Capital is organized and conducts its operations to qualify as a real estate investment trust (REIT) for federal income tax purposes and is headquartered in New York City.

About Sculptor

Sculptor is a leading global alternative asset manager and a specialist in opportunistic investing. For over 25 years, Sculptor has pursued consistent outperformance by building an operating model and culture which balance the ability to act swiftly on market opportunity with rigorous diligence that minimizes risk. Sculptor’s model is driven by a global team that is predominantly home-grown, long tenured and incentivized to put client outcomes first. With offices in New York, London and Hong Kong, Sculptor invests across credit, real estate and multi-strategy platforms in all major geographies. As of July 1, 2023, Sculptor had approximately $34.2 billion in assets under management.

For More Information, Please Contact:

Rithm – Investor Relations

212-850-7770

ir@rithmcap.com

Sculptor – Shareholder Services

Ellen Conti

212-719-7381

investorrelations@sculptor.com

Sculptor – Media Relations

Jonathan Gasthalter

Gasthalter & Co.

212-257-4170

sculptor@gasthalter.com

Cautionary Note Regarding Forward-Looking Statements

Certain information in this press release may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 including, without limitation, the acceleration of Rithm and Sculptor’s growth, the value-additive nature of the transaction for Rithm shareholders, the addition of an experienced management team with a strong track record, the ability to successfully integrate complementary platforms, the ability to create a compelling partnership for investors, the strengthening of fundraising capabilities, the ability to successfully establish relationships with new third-party clients and the broadening of reach and investment capabilities. All statements, other than statements of current or historical fact, contained in this press release may be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” (or the negative of these terms) and other similar expressions are intended to identify forward-looking statements. These statements represent the companies’ current expectations regarding future events and are subject to a number of trends and uncertainties, many of which are beyond Rithm’s and Sculptor’s control, which could cause actual results to differ materially from those described in the forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Cautionary Statements Regarding Forward Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Rithm’s and Sculptor’s most recent annual and quarterly reports and other filings filed with the U.S. Securities and Exchange Commission (the “SEC”), which are available on both companies’ websites (www.rithmcap.com and www.sculptor.com).

Factors which could have a material adverse effect on Rithm’s and Sculptor’s operations and future prospects include, but are not limited to, the following risks relating to the transaction, including in respect of the satisfaction of closing conditions to the transaction on a timely basis or at all, including the ability to obtain required regulatory approvals and the Required Stockholder Approval; unanticipated difficulties and/or expenditures relating to the transaction and any related financing; uncertainties as to the timing of the transaction; litigation related to, or other challenges to, the transaction; the impact of the transaction on each company’s business operations (including the threatened or actual loss of employees, clients or suppliers); the inability to obtain, or delays in obtaining cost savings and synergies from the transaction; incurrence of unexpected costs and expenses in connection with the transaction; risks related to changes in the financial, equity and debt markets; and risks related to political, economic and market conditions.In addition, the risks to which Sculptor’s business is subject, including those risks described in Sculptor’s periodic reports filed with the SEC, could adversely affect the transaction and, following the completion of the transaction, Rithm’s operations and future prospects.

New risks and uncertainties emerge from time to time, and it is not possible for Rithm and Sculptor to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Forward-looking statements contained herein speak only as of the date of this press release, and Rithm and Sculptor expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Rithm’s and Sculptor’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Additional Information About the Transaction and Where to Find It

In connection with the proposed transaction, Sculptor intends to file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. Sculptor may also file other documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SCULPTOR’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents containing information about Rithm, Sculptor and the proposed transaction, once such documents are filed with the SEC (when available) from the SEC’s website at www.sec.gov, Rithm’s website at rithmcap.com/investors/ and Sculptor’s website at www.sculptor.com. In addition, the proxy statement and other documents filed by Sculptor with, or furnished to, the SEC (when available) may be obtained from Sculptor free of charge by directing a request to Sculptor’s Investor Relations at investorrelations@sculptor.com.

Participants in the Solicitation

Sculptor and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from Sculptor’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Sculptor in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement when it is filed with the SEC. You may also find additional information about Sculptor’s directors and executive officers in Sculptor’s proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2023. You can obtain a free copy of this document from Sculptor using the contact information above.